UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

American Realty Capital Trust III, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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American Realty Capital Trust III, Inc. AN IMPORTANT MESSAGE FOR ALL ARCT III STOCKHOLDERS MAKE YOUR VOTE COUNT At the February 26, 2013 Special Meeting of ARCT III Stockholders Vote FOR the Proposal to Approve the Merger with American Realty Capital Properties, Inc. Stockholders are urged to vote today Three Easy Ways to Vote: *Your control number is the twelve digit number located in the box above the perforation of the proxy card, and right below the ways on how to vote your shares. This control number is required in order to vote. 1. Vote by Telephone. Call toll free: (800) 690-6903. Please locate the control number on the enclosed proxy card.* Follow the instructions provided. 2. Vote by Internet. Log onto the website: www.proxyvote.com. Please locate the control number on the enclosed proxy card.* Follow the instructions provided. 3. Vote by Mail. Please mark, sign and return the enclosed proxy card in the postage-paid envelope provided. *Your control number is the twelve digit number located in the box above the perforation of the proxy card, and right below the ways on how to vote your shares. This control number is required in order to vote.

American Realty Capital Trust III, Inc. Forward-Looking Statements: Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s and ARCT III’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts. The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of ARCP and ARCT III to obtain the stockholder approvals required to consummate the proposed merger; market volatility, unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; whether or not ARCP common stock will be included in REIT and public exchange indices; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in ARCP’s and ARCT III’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCP and ARCT III disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise. Additional Information and Where to Find It: In connection with the proposed merger, ARCP and ARCT III have filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on January 22, 2013 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of ARCP and ARCT III. These materials are not a substitute for the definitive proxy statement or the Registration Statement on Form S-4 (File No. 333- 185935) that ARCP filed with the SEC in connection with the proposed merger with ARCT III. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT ARCP, ARCT III AND THE PROPOSED MERGER. Investors and security holders will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available on ARCP’s website at www. americanrealtycapitalproperties.com, and copies of the documents filed by ARCT III with the SEC are available on ARCT’s website at www.arct-3.com. Participants in Solicitation: The Company, ARCP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCP’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 24, 2012. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on May 4, 2012 and its Current Report on Form 8-K filed with the SEC on October 16, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement filed in connection with the proposed merger with the SEC on January 22, 2013 and other relevant documents regarding the proposed merger filed with the SEC. These documents are available free of charge on the SEC’s website and from the Company or ARCP, as applicable, using the sources indicated above. Make Your Vote Count PLEASE VOTE TODAY ARCT III is seeking your support at the Company’s Special Meeting of Stockholders on February 26, 2013 to approve the proposed merger with American Realty Capital Properties. Your board of directors believes that the proposed acquisition is in the best interests of ARCT III and its stockholders. The merger with ARCP represents a synergistic union of two high-quality net lease portfolios with unique complementary strategies, and offers a number of compelling benefits to ARCT III stockholders, including: Attractive Total Return Increased Dividend Yield Immediate Liquidity Significant Growth Capacity Ownership in One of the Largest Publicly Traded Net Lease REITs Enhanced Portfolio Quality and Diversification Public, Non-Traded Offering Independent Broker Dealer Channel $1.7 Billion Raised $10.00/Share Selling Price Established Public Trading History Access to Public Equity & Debt Markets Equity Research Analyst Coverage $13.90/Share Trading Price* PLEASE VOTE FOR THE PROPOSAL TO MERGE WITH ARCP USING THE PROXY CARD TODAY *As of market close 1/9/2013.

American Realty Capital Trust III, Inc.

Make Your Vote Count
PLEASE VOTE TODAY

☑ VOTE FOR ATTRACTIVE TOTAL RETURNS

The transaction has been structured to provide ARCT III stockholders the opportunity to elect stock **OR** cash. This enables stockholders looking to receive an immediate cash value to do so while providing ownership to those stockholders who wish to continue to participate in the combined company.

- Stock Consideration*
  - Total return: 42%, including a full return of gross invested capital
  - Represents a 32% share premium and dividends paid since inception
  - $13.21 per share
- Cash Consideration:
  - Total Return: 30%
  - $12 per share (maximum 30% of total outstanding ARCT III shares can be redeemed for cash)

☑ VOTE FOR AN INCREASED DIVIDEND YIELD

Upon closing, ARCT III stockholders who elect stock will receive ARCP's current annualized dividend.

- Represents dividend increase of 30%
- Dividend will increase from $0.66 per share to $0.86 per share annually

☑ VOTE FOR IMMEDIATE LIQUIDITY

Upon closing of the transaction, ARCT III stockholders will have immediate liquidity and the benefits associated with ownership in a publicly traded company.

- No lockup under the terms of the merger agreement
- Immediately able to sell shares in the open market

☑ VOTE FOR SIGNIFICANT GROWTH CAPACITY

The enhanced size and scale of the combined company will help to generate higher future growth.

- Adjusted Funds from Operations (AFFO) estimated to increase by 16% (2013E to 2014E), compared to 4% among the peer set
- Significant capacity to grow earnings through acquisitions
- Increased internal rent growth and re-leasing opportunities

30% Dividend Increase


$1.00
$0.50
$0.00
$0.66
$0.86
Pre-Merger
Post-Merger

**Assumes stock consideration of ARCP at a price of $13.90/share (as of market close 1/9/2013) x 0.95x exchange ratio. Actual consideration based on ARCP's share price at closing of the transaction.*


Walgreens

American Realty Capital Trust III, Inc. VOTE FOR OWNERSHIP IN ONE OF THE LARGEST PUBLICLY TRADED NET LEASE REITS The combined company will be one of the largest publicly traded net-lease REITs in the industry. This will provide for: Greater economies of scale Potential for future index inclusions in the MSCI and Russell indices Strategic advantage over competitors to pursue and successfully execute larger acquisition opportunities Improved access to capital markets- Combined company will have lower cost of debt than ARCT III on stand-alone basis - Among the lowest cost of debt capital in the net lease real estate sector VOTE FOR ENHANCED PORTFOLIO QUALITY AND DIVERSIFICATION The mid-term lease durations and high-quality properties of the ARCP portfolio combined with ARCT III’s high-quality portfolio of long-term leases provide for both stability and enhanced growth potential. Combined Company Portfolio (Pro Forma March 31, 2013) No. of Properties 806 Total Square Feet 18.9 million Occupancy 100% Avg. Remaining Lease Term 12.4 years % Investment Grade * 77% No. of Tenants 44 No. of Industries 20 States 44 Enterprise Value $3.2 billion Average Acquisitions Cap Rate 7.99% 2013 Annualized Rents $179.8 million * Includes investment grade tenants affiliated agency. For purposes of this presentation, Please take a moment to vote FOR the proposal to approve the merger today – by telephone, by Internet or by signing and returning the proxy card in the postage-paid envelope provided. Make Your Vote Count PLEASE VOTE TODAY The merger with ARCP represents a synergistic union of two high-quality, primarily investment grade tenant focused, net lease portfolios with unique publicly traded net-lease REITs in the complementary strategies. You board of directors strongly urges you to take action and vote for the proposed merger with ARCP. ACQUISITION MIX: 70% ACQUISITION MIX: 30% Market rents Vintage rents Combine high stable income plus growth At or below replacement Below replacement cost Long-term leases Medium-term leases Extract growth potential from below market leases and greater lease rollover Stable income High current income Low lease rollover Greater lease rollover Target 70/30 long duration / mid duration Moderate growth Substantial growth opportunities Maintain duration of 10-12 years

Your Vote is Important Maximize the value of your investment in ARCT III Three Easy Ways to Vote: 1. Vote by Telephone. Call toll free: (800) 690-6903. Please locate the control number on the enclosed proxy card.* Follow the instructions provided. 2. Vote by Internet. Log onto the website: www.proxyvote.com. Please locate the control number on the enclosed proxy card.* Follow the instructions provided. 3. Vote by Mail. Please mark, sign and return the enclosed proxy card in the postage-paid envelope provided. Stockholders are urged to vote promptly “FOR” this transaction Your Vote Is Important, No Matter How Many Shares You Own If you have questions about how to vote your shares, or need additional assistance, please contact the Company’s proxy solicitor: Innisfree M&A Incorporated Toll Free At: (877) 800-5187 *Your control number is the twelve digit number located in the box above the perforation of the proxy card, and right below the ways on how to vote your shares. This control number is required in order to vote.